UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2008

CHANNELL COMMERCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 719-2600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

On May 5, 2008, Channell Bushman Pty Ltd (“Channell Bushman”), Bushmans Group Pty Limited, Australian Bushman Tanks Pty Limited, Bushmans Engineering Pty Limited and Polyrib Tanks Pty Limited, each a wholly-owned subsidiary of Channell Bushman (the “Channell Bushman Subsidiaries”), all of which are subsidiaries of Channell Commercial Corporation, entered into an amendment (the “Amendment”) with Australian Executor Trustees Limited, as custodian for the Causeway Australasian Private Debt Opportunities Fund (the “Lender”), to the facility agreement (the “Facility Agreement”) dated October 3, 2007 among Channell Bushman, the Channell Bushman Subsidiaries and the Lender.  The Amendment is effective as of May 2, 2008.

The Amendment, among other things, provides: (i) for payment of $338,000 by Channell Bushman to the Lender to cure the default under the Facility Agreement resulting from having borrowed funds in excess of those permitted by the borrowing base calculations thereunder, (ii) that Channell Bushman must pay in full (without any prepayment or other fee) all amounts owing under the Facility Agreement no later than October 26, 2008, (iii) for a financial covenant related to the ratio of the total loan principal outstanding under the Facility Agreement to the total amount of Channell Bushman receivables, inventory and property and equipment, and in the event that such covenant is not maintained as of each testing date for such covenant, a mandatory prepayment of the loans under the Facility Agreement in the amounts specified therein, (iv) for a waiver, as of the date of the amendment and in the future, of (a) the financial covenants in section 9.13 of the Facility Agreement (which are replaced in their entirety by the financial covenant described in subsection (iii)), (b) certain reporting requirements contained in the Facility Agreement and (c) the repayment obligation in Section 5.1(b) of the Facility Agreement and (v) for a cancellation of the undrawn portion of the revolving credit facility under the Facility Agreement, with any further advances thereunder subject to the consent of the Lender.

The foregoing description of the Amendment is qualified in its entirety by the terms of the Amendment, a copy of which is filed hereto as Exhibit 10.1.

Item 9.01.                                          Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 10.1

Amendment to Facility Agreement effective May 2, 2008, by and among Channell Bushman Pty Ltd, certain subsidiaries of Channell Bushman Pty Ltd, and Australian Executor Trustees Limited, as custodian for the Causeway Australasian Private Debt Opportunities Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2008	CHANNELL COMMERCIAL CORPORATION

(Registrant)

/s/ Patrick E, McCready
Patrick E. McCready
Chief Financial Officer
(Duly authorized officer and principal
financial officer of the Registrant)